Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Mid Cap Fund (the “Fund”)

SUPPLEMENT DATED 18 NOVEMBER 2024 TO THE
FUND’s prospectus ANd statement of additional information
current as of the date hereof

Effective 1 January 2025, the prospectus and statement of additional information (“SAI”) are updated as follows:

1.The table under the subheading “Portfolio Management” in the Fund Summary for the Fund on page 85 of the prospectus is updated to reflect the change in title for Matthew H. Kamm and Jason L. White each to Managing Director and Co-Lead Portfolio Manager, Artisan Partners.

2.The information regarding the Fund under the heading “Organization, Management and Management Fees -- Portfolio Managers” on page 152 of the prospectus is updated to reflect the change in title for Matthew H. Kamm and Jason L. White each to Co-Lead Portfolio Manager.

3.The following paragraphs replace the corresponding paragraphs under the heading “Organization, Management and Management Fees—Portfolio Managers” starting on page 152 of the prospectus in their entirety:

Matthew H. Kamm, CFA — Mr. Kamm is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2003 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Co-Lead Portfolio Manager of Artisan Mid Cap Fund in January 2025, Mr. Kamm had been Lead Portfolio Manager of the Fund since September 2013, Portfolio Manager of the Fund since September 2012 and Associate Portfolio Manager of the Fund since January 2010. In addition, prior to becoming Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund in September 2013, Mr. Kamm had been Associate Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund since January 2010. He has been Portfolio Manager of Artisan Global Discovery Fund since its inception in August 2017. Mr. Kamm holds a B.A. in Public Policy from Duke University and an M.B.A. in Finance and Operations Management from New York University.

Jason L. White, CFA — Mr. White is a Managing Director of Artisan Partners. He joined Artisan Partners in June 2000 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Co-Lead Portfolio Manager of Artisan Mid Cap Fund in January 2025, Mr. White had been Portfolio Manager of the Fund since January 2016 and Associate Portfolio Manager of the Fund since January 2011. In addition, prior to becoming Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund in January 2016, he had been Associate Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund since January 2011. He has been Lead Portfolio Manager of Artisan Global Discovery Fund since its inception in August 2017. Mr. White holds a B.S. in History from the United States Naval Academy.

4.The information regarding the Fund under the heading “Portfolio Managers” on page 39 of the SAI is updated to reflect the change in title for Matthew H. Kamm and Jason L. White each to Co-Lead Portfolio Manager.

Please Retain This Supplement for Future Reference